Exhibit 99.1
KELLY REPORTS
THIRD-QUARTER 2022 EARNINGS

•Q3 revenue down 2.3%; up 0.3% in constant currency
•Q3 operating loss of $21.4 million and loss per share of $0.43 down from a year ago on a non-cash goodwill impairment charge
•Adjusted operating earnings of $9.5 million; up 7% from a year ago or up 21% in constant currency
•Kelly’s Board of Directors approves a $50 million share repurchase plan

TROY, Mich. (November 10, 2022) – Kelly (Nasdaq: KELYA, KELYB), a leading specialty talent solutions provider, today announced results for the third quarter of 2022.

Peter Quigley, president and chief executive officer, announced revenue for the third quarter of 2022 totaled $1.2 billion, a 2.3% decrease, or 0.3% increase in constant currency, compared to the corresponding quarter of 2021. Year-over-year revenue trends were impacted by foreign currency headwinds and the impact of the sale of our Russian operations in July 2022. Year-over-year results in the quarter also reflect the impact of the recent acquisitions of RocketPower, a recruitment process outsourcing firm, and Pediatric Therapeutic Services, a specialty firm providing in-school therapy services.

Kelly reported a loss from operations in the third quarter of 2022 of $21.4 million, compared to earnings of $9.0 million reported in the third quarter of 2021. The loss in the third quarter of 2022 resulted from a $30.7 million goodwill impairment charge related to RocketPower. The charge reflects the impact of increasing economic uncertainty including the sharp decline in hiring in the high-tech industry in which RocketPower specializes, as well as slowing growth in the near-term demand for recruitment process outsourcing more broadly. Excluding the impairment charge, adjusted earnings from operations were $9.5 million compared to $8.9 million in the third quarter of 2021. Earnings improved primarily as a result of structural improvements in the business mix which resulted in higher gross profit.

Loss per share in the third quarter of 2022 was $0.43 compared to earnings per share of $0.87 in the third quarter of 2021. Included in the loss per share in the third quarter of 2022 is a $0.67 per share goodwill impairment charge, net of tax, related to RocketPower, and a $0.01 loss per share, net of tax, related to the completion of the sale of our Russian operations. Included in the third quarter of 2021 earnings per share is a $0.62 gain, net of tax, related to non-cash gains, net of tax, on Persol Holding common shares. On an adjusted basis, earnings per share were $0.25 in the third quarter of 2022, consistent with $0.25 in the corresponding quarter of 2021.

“Kelly’s third-quarter performance demonstrates that our more profitable solutions are in demand and our specialty growth strategy is delivering a higher-margin, higher-value business mix even in the face of heightened uncertainty, rising interest rates, and inflationary pressures,” said Quigley. “We saw solid revenue growth in our SET and Education specialties, and all five operating segments delivered GP rate growth in the quarter. While challenges precipitated the RocketPower goodwill impairment, we remain confident that with diversification and integration this acquisition will bring strategic long-term value to our business. Finally, our planned buyback of Kelly Class A common shares highlights our flexible and balanced capital allocation strategy to maximize the return on capital and complements our organic and inorganic specialty growth strategy."

Kelly also reported that on November 9, its board of directors declared a dividend of $0.075 per share. The dividend is payable on December 7, 2022 to stockholders of record as of the close of business on November 23, 2022.

In conjunction with its third-quarter earnings release, Kelly has published a financial presentation on the Investor Relations page of its public website and will host a conference call at 9 a.m. ET on November 10 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Internet:
Kellyservices.com

Via the Telephone
(877) 692-8955 (toll free) or (234) 720-6979 (caller paid)
Enter access code 5728672
After the prompt, please enter “#”

A recording of the conference call will be available after 2:30 p.m. ET on November 10, 2022, at (866) 207-1041 (toll-free) and (402) 970-0847 (caller-paid). The access code is 8237932#. The recording will also be available at kellyservices.com during this period.

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties. These factors include, but are not limited to, changing market and economic conditions, the impact of the novel coronavirus (COVID-19) outbreak, competitive market pressures including pricing and technology introductions and disruptions, disruption in the labor market and weakened demand for human capital resulting from technological advances, competition law risks, the impact of changes in laws and regulations (including federal, state and international tax laws), unexpected changes in claim trends on workers’ compensation, unemployment, disability and medical benefit plans, or the risk of additional tax liabilities in excess of our estimates, our ability to achieve our business strategy, our ability to successfully develop new service offerings, material changes in demand from or loss of large corporate customers as well as changes in their buying practices, risks particular to doing business with government or government contractors, the risk of damage to our brand, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, services of licensed professionals and services connecting talent to independent work, our increasing dependency on third parties for the execution of critical functions, our ability to effectively implement and manage our information technology strategy, the risks associated with past and future acquisitions, including risk of related impairment of goodwill and intangible assets, risks associated with conducting business in foreign countries, including foreign currency fluctuations, risks associated with violations of anti-corruption, trade protection and other laws and regulations, availability of qualified full-time employees, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, our ability to sustain critical business applications through our key data centers, risks arising from failure to preserve the privacy of information entrusted to us or to meet our obligations under global privacy laws, the risk of cyberattacks or other breaches of network or information technology security, our ability to realize value from our tax credit and net operating loss carryforwards, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission. Actual results may differ materially from any forward-looking statements contained herein, and we undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

About Kelly®

Kelly Services, Inc. (Nasdaq: KELYA, KELYB) connects talented people to companies in need of their skills in areas including Science, Engineering, Education, Office, Contact Center, Light Industrial, and more. We’re always thinking about what’s next in the evolving world of work, and we help people ditch the script on old ways of thinking and embrace the value of all workstyles in the workplace. We directly employ more than 350,000 people around the world, and we connect thousands more with work through our global network of talent suppliers and partners in our outsourcing and consulting practice. Revenue in 2021 was $4.9 billion. Visit kellyservices.com and let us help with what’s next for you.

KLYA-FIN

# # #

MEDIA CONTACT:	ANALYST CONTACT:
Jane Stehney	James Polehna
(248) 765-6864	(248) 244-4586
stehnja@kellyservices.com	james.polehna@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED OCTOBER 2, 2022 AND OCTOBER 3, 2021
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2022	2021	Change		Change	Change

Revenue from services	$1,167.9	$1,195.4	$(27.5)		(2.3)%	0.3%

Cost of services	927.3	966.5	(39.2)		(4.0)

Gross profit	240.6	228.9	11.7		5.1	7.6

Selling, general and administrative expenses	231.1	219.9	11.2		5.1	7.1

Goodwill impairment charge	30.7	—	30.7		NM

Loss on disposal	0.2	—	0.2		NM

Earnings (loss) from operations	(21.4)	9.0	(30.4)		NM

Gain on investment in Persol Holdings	—	35.5	(35.5)		NM

Other income (expense), net	0.2	(0.3)	0.5		156.6

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(21.2)	44.2	(65.4)		NM

Income tax expense (benefit)	(5.0)	11.1	(16.1)		(144.6)

Net earnings (loss) before equity in net earnings (loss) of affiliate	(16.2)	33.1	(49.3)		NM

Equity in net earnings (loss) of affiliate	—	1.7	(1.7)		NM

Net earnings (loss)	$(16.2)	$34.8	$(51.0)		NM

Basic earnings (loss) per share	$(0.43)	$0.87	$(1.30)		NM
Diluted earnings (loss) per share	$(0.43)	$0.87	$(1.30)		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$19.8	$19.7	$0.1		0.7%	4.4%

Gross profit rate	20.6%	19.2%	1.4	pts.

Conversion rate	(8.9)%	3.9%	(12.8)	pts.

Adjusted EBITDA	$19.1	$17.3	$1.8
Adjusted EBITDA margin	1.6%	1.4%	0.2	pts.

Effective income tax rate	23.4%	25.2%	(1.8)	pts.

Average number of shares outstanding (millions):
Basic	37.9	39.4
Diluted	37.9	39.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2022 AND OCTOBER 3, 2021
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2022	2021	Change		Change	Change

Revenue from services	$3,731.6	$3,659.4	$72.2		2.0%	4.0%

Cost of services	2,970.0	2,986.2	(16.2)		(0.5)

Gross profit	761.6	673.2	88.4		13.1	15.1

Selling, general and administrative expenses	707.3	639.9	67.4		10.5	12.2

Goodwill impairment charge	30.7	—	30.7		NM

Loss on disposal	18.7	—	18.7		NM

Gain on sale of assets	(5.3)	—	(5.3)		NM

Earnings from operations	10.2	33.3	(23.1)		(69.4)

Gain (loss) on investment in Persol Holdings	(67.2)	71.8	(139.0)		NM

Loss on currency translation from liquidation of subsidiary(1)	(20.4)	—	(20.4)		NM

Other income (expense), net	1.9	(4.0)	5.9		148.0

Earnings (loss) before taxes and equity in net earnings (loss) of affiliate	(75.5)	101.1	(176.6)		NM

Income tax expense (benefit)	(13.1)	19.0	(32.1)		(169.1)

Net earnings (loss) before equity in net earnings (loss) of affiliate	(62.4)	82.1	(144.5)		NM

Equity in net earnings (loss) of affiliate	0.8	2.3	(1.5)		(66.8)

Net earnings (loss)	$(61.6)	$84.4	$(146.0)		NM

Basic earnings (loss) per share	$(1.62)	$2.12	$(3.74)		NM
Diluted earnings (loss) per share	$(1.62)	$2.12	$(3.74)		NM

STATISTICS:

Permanent placement revenue (included in revenue from services)	$71.2	$54.3	$16.9		31.2%	34.4%

Gross profit rate	20.4%	18.4%	2.0	pts.

Conversion rate	1.3%	4.9%	(3.6)	pts.

Adjusted EBITDA	$81.5	$56.4	$25.1
Adjusted EBITDA margin	2.2%	1.5%	0.7	pts.

Effective income tax rate	17.4%	18.8%	(1.4)	pts.

Average number of shares outstanding (millions):
Basic	38.2	39.4
Diluted	38.2	39.5
(1) Subsequent to the sale of the Persol Holdings investment, the Company commenced the dissolution process of the Kelly Services Japan subsidiary, which was considered substantially liquidated as of the first quarter-end 2022, resulting in the recognition of the $20.4 million loss on currency translation from liquidation of this subsidiary in the first quarter of 2022.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%		CC %
	2022	2021	Change		Change
Professional & Industrial
Revenue from services	$408.6	$452.6	(9.7)%		(9.4)%
Gross profit	70.3	76.6	(8.3)		(8.0)
Total SG&A expenses	65.3	69.4	(6.0)		(5.8)
Earnings (loss) from operations	5.0	7.2	(30.7)

Gross profit rate	17.2%	16.9%	0.3	pts.

Science, Engineering & Technology
Revenue from services	$321.3	$306.2	5.0%		5.2%
Gross profit	76.3	68.1	11.9		12.3
Total SG&A expenses	53.4	48.4	10.2		10.4
Earnings (loss) from operations	22.9	19.7	16.2

Gross profit rate	23.7%	22.3%	1.4	pts.

Education
Revenue from services	$104.3	$66.6	56.6%		56.6%
Gross profit	16.6	10.0	65.4		65.4
Total SG&A expenses	21.4	17.0	25.6		25.6
Earnings (loss) from operations	(4.8)	(7.0)	31.8

Gross profit rate	15.9%	15.1%	0.8	pts.

Outsourcing & Consulting
Revenue from services	$118.5	$113.4	4.5%		5.9%
Gross profit	44.1	37.3	18.6		21.2
Total SG&A expenses	37.7	30.7	23.4		25.6
Goodwill impairment charge	30.7	—	NM
Earnings (loss) from operations	(24.3)	6.6	NM

Gross profit rate	37.2%	32.8%	4.4	pts.

International
Revenue from services	$215.5	$256.8	(16.1)%		(5.4)%
Gross profit	33.3	36.9	(9.6)		2.0
Total SG&A expenses	31.4	34.5	(9.1)		1.5
Earnings (loss) from operations	1.9	2.4	(16.9)

Gross profit rate	15.5%	14.4%	1.1	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%		CC %
	2022	2021	Change		Change
Professional & Industrial
Revenue from services	$1,268.7	$1,386.7	(8.5)%		(8.3)%
Gross profit	231.2	227.7	1.5		1.7
Total SG&A expenses	204.1	207.8	(1.8)		(1.7)
Earnings (loss) from operations	27.1	19.9	36.1

Gross profit rate	18.2%	16.4%	1.8	pts.

Science, Engineering & Technology
Revenue from services	$962.7	$859.1	12.1%		12.3%
Gross profit	225.3	187.8	19.9		20.2
Total SG&A expenses	161.4	131.0	23.2		23.3
Earnings (loss) from operations	63.9	56.8	12.5

Gross profit rate	23.4%	21.9%	1.5	pts.

Education
Revenue from services	$433.2	$284.1	52.5%		52.5%
Gross profit	69.2	44.0	57.3		57.3
Total SG&A expenses	60.4	46.5	29.9		29.9
Earnings (loss) from operations	8.8	(2.5)	NM

Gross profit rate	16.0%	15.5%	0.5	pts.

Outsourcing & Consulting
Revenue from services	$352.0	$320.0	10.0%		11.2%
Gross profit	127.6	103.4	23.5		25.7
Total SG&A expenses	111.8	89.2	25.6		27.3
Goodwill impairment charge	30.7	—	NM
Earnings (loss) from operations	(14.9)	14.2	NM

Gross profit rate	36.3%	32.3%	4.0	pts.

International
Revenue from services	$715.9	$810.1	(11.6)%		(3.5)%
Gross profit	108.3	110.3	(1.8)		7.4
Total SG&A expenses	99.2	102.2	(3.0)		5.4
Earnings (loss) from operations	9.1	8.1	13.4

Gross profit rate	15.1%	13.6%	1.5	pts.

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	October 2, 2022	January 2, 2022	October 3, 2021
Current Assets
Cash and equivalents	$122.4	$112.7	$43.5
Trade accounts receivable, less allowances of
$12.1, $12.6, and $12.3, respectively	1,519.9	1,423.2	1,423.9
Prepaid expenses and other current assets	83.1	52.8	71.0
Assets held for sale	4.7	—	—
Total current assets	1,730.1	1,588.7	1,538.4

Noncurrent Assets
Property and equipment, net	24.9	35.3	36.1
Operating lease right-of-use assets	67.3	75.8	79.3
Deferred taxes	300.7	302.8	304.0
Goodwill, net	161.4	114.8	114.8
Investment in Persol Holdings	—	264.3	222.6
Investment in equity affiliate	—	123.4	122.0
Other assets	397.5	389.1	386.3
Total noncurrent assets	951.8	1,305.5	1,265.1

Total Assets	$2,681.9	$2,894.2	$2,803.5

Current Liabilities
Short-term borrowings	$0.1	$—	$—
Accounts payable and accrued liabilities	735.2	687.2	645.2
Operating lease liabilities	14.4	17.5	18.4
Accrued payroll and related taxes	321.4	318.4	334.9
Accrued workers' compensation and other claims	24.4	20.8	21.1
Income and other taxes	47.5	51.3	58.4
Total current liabilities	1,143.0	1,095.2	1,078.0

Noncurrent Liabilities
Operating lease liabilities	55.6	61.4	64.1
Accrued payroll and related taxes	—	57.6	58.2
Accrued workers' compensation and other claims	43.4	37.0	39.1
Accrued retirement benefits	172.7	220.0	213.5
Other long-term liabilities	14.5	86.8	76.5
Total noncurrent liabilities	286.2	462.8	451.4

Stockholders' Equity
Common stock	38.5	40.1	40.1
Treasury stock	(12.4)	(15.1)	(15.2)
Paid-in capital	26.6	23.9	23.2
Earnings invested in the business	1,220.1	1,315.0	1,245.3
Accumulated other comprehensive income (loss)	(20.1)	(27.7)	(19.3)
Total stockholders' equity	1,252.7	1,336.2	1,274.1

Total Liabilities and Stockholders' Equity	$2,681.9	$2,894.2	$2,803.5

STATISTICS:
Working Capital	$587.1	$493.5	$460.4
Current Ratio	1.5	1.5	1.4
Debt-to-capital %	0.0%	0.0%	0.0%
Global Days Sales Outstanding	64	60	63
Year-to-Date Free Cash Flow	$(117.3)	$73.8	$23.5

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 39 WEEKS ENDED OCTOBER 2, 2022 AND OCTOBER 3, 2021
(UNAUDITED)
(In millions of dollars)
	2022	2021
Cash flows from operating activities:
Net earnings (loss)	$(61.6)	$84.4
Adjustments to reconcile net earnings (loss) to net cash from operating activities:
Goodwill impairment charge	30.7	—
Deferred income taxes on goodwill impairment charge	(5.3)	—
Loss on disposal	18.7	—
Depreciation and amortization	24.7	22.0
Operating lease asset amortization	14.2	16.0
Provision for credit losses and sales allowances	1.7	0.8
Stock-based compensation	5.9	4.0
(Gain) loss on investment in Persol Holdings	67.2	(71.8)
Loss on currency translation from liquidation of subsidiary	20.4	—
Gain on foreign currency remeasurement	(5.5)	—
Gain on sale of assets	(5.3)	—
Equity in net (earnings) loss of PersolKelly Pte. Ltd.	(0.8)	(2.3)
Other, net	3.5	4.6
Changes in operating assets and liabilities, net of acquisitions	(220.2)	(26.7)
Net cash (used in) from operating activities	(111.7)	31.0

Cash flows from investing activities:
Capital expenditures	(5.6)	(7.5)
Proceeds from sale of assets	4.5	—
Acquisition of companies, net of cash received	(143.1)	(213.0)
Cash disposed from sale of Russia, net of proceeds	(6.0)	—
Proceeds from company-owned life insurance	1.5	10.4
Proceeds from sale of Persol Holdings investment	196.9	—
Proceeds from sale of equity method investment	119.5	—
Proceeds related to loans with equity affiliate	—	5.8
Proceeds from equity securities	—	5.0
Other investing activities	—	0.9
Net cash from (used in) investing activities	167.7	(198.4)

Cash flows from financing activities:
Net change in short-term borrowings	0.2	(0.2)
Financing lease payments	(1.2)	(1.3)
Dividend payments	(7.7)	(2.0)
Payments of tax withholding for stock awards	(0.9)	(0.6)
Buyback of common shares	(27.2)	—
Contingent consideration payments	(0.7)	(1.6)
Other financing activities	0.1	—
Net cash used in financing activities	(37.4)	(5.7)

Effect of exchange rates on cash, cash equivalents and restricted cash	(7.4)	(3.9)

Net change in cash, cash equivalents and restricted cash	11.2	(177.0)
Cash, cash equivalents and restricted cash at beginning of period	119.5	228.1

Cash, cash equivalents and restricted cash at end of period	$130.7	$51.1

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	Third Quarter

			%	CC %
	2022	2021	Change	Change

Americas
United States	$861.0	$851.7	1.1%	1.1%
Canada	43.3	43.3	0.1	3.8
Puerto Rico	28.3	25.5	10.8	10.8
Mexico	10.9	14.4	(24.0)	(23.3)
Total Americas Region	943.5	934.9	0.9	1.1

Europe
Switzerland	55.2	54.5	1.2	6.5
France	45.8	56.3	(18.7)	(4.8)
Portugal	41.9	36.6	14.2	33.8
Italy	16.4	18.5	(10.8)	4.5
United Kingdom	14.2	17.2	(17.1)	(3.1)
Russia	5.0	33.0	(85.0)	(87.9)
Other	35.6	33.7	6.0	25.3
Total Europe Region	214.1	249.8	(14.3)	(2.8)

Total Asia-Pacific Region	10.3	10.7	(3.8)	2.9

Total Kelly Services, Inc.	$1,167.9	$1,195.4	(2.3)%	0.3%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES BY GEOGRAPHY
(UNAUDITED)
(In millions of dollars)

	September Year to Date

			%	CC %
	2022	2021	Change	Change

Americas
United States	$2,746.5	$2,604.8	5.4%	5.4%
Canada	122.7	116.9	5.0	7.8
Puerto Rico	84.8	76.6	10.7	10.7
Mexico	32.4	82.1	(60.5)	(60.3)
Total Americas Region	2,986.4	2,880.4	3.7	3.8

Europe
Switzerland	165.5	161.2	2.6	7.2
France	150.8	168.1	(10.3)	0.8
Portugal	125.8	120.9	4.0	17.1
Russia	63.4	99.3	(36.2)	(35.5)
Italy	54.3	56.0	(3.0)	9.1
United Kingdom	45.2	51.9	(12.8)	(3.7)
Other	107.6	93.3	15.4	30.8
Total Europe Region	712.6	750.7	(5.1)	4.0

Total Asia-Pacific Region	32.6	28.3	15.2	22.0

Total Kelly Services, Inc.	$3,731.6	$3,659.4	2.0%	4.0%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2022	2021
SG&A Expenses:	As Reported	Adjusted
Professional & Industrial	$65.3	$69.4
Science, Engineering & Technology	53.4	48.4
Education	21.4	17.0
Outsourcing & Consulting	37.7	30.7
International	31.4	34.5
Corporate	21.9	20.0
Total Company	$231.1	$220.0

	2022				2021
Earnings (loss) from Operations:	As Reported	Loss on disposal(4)	Goodwill impairment charge(5)	Adjusted	Adjusted
Professional & Industrial	$5.0	$—	$—	$5.0	$7.2
Science, Engineering & Technology	22.9	—	—	22.9	19.7
Education	(4.8)	—	—	(4.8)	(7.0)
Outsourcing & Consulting	(24.3)	—	30.7	6.4	6.6
International	1.9	—	—	1.9	2.4
Corporate	(21.9)	—	—	(21.9)	(20.0)
Loss on disposal	(0.2)	0.2	—	—	—
Total Company	$(21.4)	$0.2	$30.7	$9.5	$8.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
THIRD QUARTER
(UNAUDITED)
(In millions of dollars)

	2021
SG&A Expenses:	As Reported	Restructuring(6)	Adjusted
Professional & Industrial	$69.4	$—	$69.4
Science, Engineering & Technology	48.4	—	48.4
Education	17.0	—	17.0
Outsourcing & Consulting	30.7	—	30.7
International	34.5	—	34.5
Corporate	19.9	0.1	20.0
Total Company	$219.9	$0.1	$220.0

	2021
Earnings (loss) from Operations:	As Reported	Restructuring(6)	Adjusted
Professional & Industrial	$7.2	$—	$7.2
Science, Engineering & Technology	19.7	—	19.7
Education	(7.0)	—	(7.0)
Outsourcing & Consulting	6.6	—	6.6
International	2.4	—	2.4
Corporate	(19.9)	(0.1)	(20.0)
Total Company	$9.0	$(0.1)	$8.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2022	2021
SG&A Expenses:	As Reported	Adjusted
Professional & Industrial	$204.1	$207.8
Science, Engineering & Technology	161.4	131.0
Education	60.4	46.5
Outsourcing & Consulting	111.8	89.2
International	99.2	102.2
Corporate	70.4	63.3
Intersegment	—
Total Company	$707.3	$640.0

	2022					2021
Earnings (loss) from Operations:	As Reported	Gain on sale of assets(3)	Loss on disposal(4)	Goodwill impairment charge(5)	Adjusted	Adjusted
Professional & Industrial	$27.1	$—	$—	$—	$27.1	$19.9
Science, Engineering & Technology	63.9	—	—	—	63.9	56.8
Education	8.8	—	—	—	8.8	(2.5)
Outsourcing & Consulting	(14.9)	—	—	30.7	15.8	14.2
International	9.1	—	—	—	9.1	8.1
Corporate	(70.4)	—	—	—	(70.4)	(63.3)
Loss on disposal	(18.7)	—	18.7	—	—	—
Gain on sale of assets	5.3	(5.3)	—	—	—	—
Total Company	$10.2	$(5.3)	$18.7	$30.7	$54.3	$33.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
SEPTEMBER YEAR TO DATE
(UNAUDITED)
(In millions of dollars)

	2021
SG&A Expenses:	As Reported	Restructuring(6)	Adjusted
Professional & Industrial	$207.8	$—	$207.8
Science, Engineering & Technology	131.0	—	131.0
Education	46.5	—	46.5
Outsourcing & Consulting	89.2	—	89.2
International	102.2	—	102.2
Corporate	63.2	0.1	63.3
Total Company	$639.9	$0.1	$640.0

	2021
Earnings (loss) from Operations:	As Reported	Restructuring(6)	Adjusted
Professional & Industrial	$19.9	$—	$19.9
Science, Engineering & Technology	56.8	—	56.8
Education	(2.5)	—	(2.5)
Outsourcing & Consulting	14.2	—	14.2
International	8.1	—	8.1
Corporate	(63.2)	(0.1)	(63.3)
Total Company	$33.3	$(0.1)	$33.2

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars except per share data)

	Third Quarter		September Year to Date
	2022	2021	2022	2021
Income tax expense (benefit)	$(5.0)	$11.1	$(13.1)	$19.0
Taxes on investment in Persol Holdings(1)	—	(10.9)	18.4	(22.0)
Taxes on foreign currency matters(2)	—	—	(1.5)	—
Taxes on gain on sale of assets(3)	—	—	(1.3)	—
Taxes on loss on disposal(4)	—	—	—	—
Taxes on goodwill impairment charge(5)	5.3	—	5.3	—
Taxes on restructuring charges(6)	—	—	—	—
Adjusted income tax expense (benefit)	$0.3	$0.2	$7.8	$(3.0)

	Third Quarter		September Year to Date
	2022	2021	2022	2021
Net earnings (loss)	$(16.2)	$34.8	$(61.6)	$84.4
(Gain) loss on investment in Persol Holdings, net of taxes(1)	—	(24.6)	48.8	(49.8)
Loss on foreign currency matters, net of taxes(2)	—	—	16.4	—
Gain on sale of assets, net of taxes(3)	—	—	(4.0)	—
Loss on disposal, net of taxes(4)	0.2	—	18.7	—
Goodwill impairment charge, net of taxes(5)	25.4	—	25.4	—
Restructuring charges, net of taxes(6)	—	(0.1)	—	(0.1)
Adjusted net earnings	$9.4	$10.1	$43.7	$34.5

	Third Quarter		September Year to Date
	2022	2021	2022	2021
	Per Share		Per Share
Net earnings (loss)	$(0.43)	$0.87	$(1.62)	$2.12
(Gain) loss on investment in Persol Holdings, net of taxes(1)	—	(0.62)	1.28	(1.25)
Loss on foreign currency matters, net of taxes(2)	—	—	0.43	—
Gain on sale of assets, net of taxes(3)	—	—	(0.10)	—
Loss on disposal, net of taxes(4)	0.01	—	0.49	—
Goodwill impairment charge, net of taxes(5)	0.67	—	0.67	—
Restructuring charges, net of taxes(6)	—	—	—	—
Adjusted net earnings	$0.25	$0.25	$1.15	$0.86

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)
(In millions of dollars)

	Third Quarter		September Year to Date
	2022	2021	2022	2021
Net earnings (loss)	$(16.2)	$34.8	$(61.6)	$84.4
Other (income) expense, net(2)	(0.2)	0.3	(1.9)	4.0
Income tax expense (benefit)	(5.0)	11.1	(13.1)	19.0
Depreciation and amortization	9.6	8.4	27.2	23.2
EBITDA	(11.8)	54.6	(49.4)	130.6
Equity in net (earnings) loss of affiliate	—	(1.7)	(0.8)	(2.3)
(Gain) loss on investment in Persol Holdings(1)	—	(35.5)	67.2	(71.8)
Loss on foreign currency matters(2)	—	—	20.4	—
Gain on sale of assets(3)	—	—	(5.3)	—
Loss on disposal(4)	0.2	—	18.7	—
Goodwill impairment charge(5)	30.7	—	30.7	—
Restructuring(6)	—	(0.1)	—	(0.1)
Adjusted EBITDA	$19.1	$17.3	$81.5	$56.4
Adjusted EBITDA margin	1.6%	1.4%	2.2%	1.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the 2022 sale of the Persol Holdings investment, the 2022 and 2021 gains and losses on the fair value changes of the investment in Persol Holdings, the 2022 losses on foreign currency matters, the 2022 gains on sale of assets, the 2022 loss on disposal, the 2022 goodwill impairment and the 2021 restructuring adjustments are useful to understand the Company's fiscal 2022 financial performance and increases comparability. Specifically, Management believes that removing the impact of these items allows for a meaningful comparison of current period operating performance with the operating results of prior periods. Management also believes that such measures are used by those analyzing performance of companies in the staffing industry to compare current performance to prior periods and to assess future performance.

Management uses Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) and Adjusted EBITDA Margin (percent of total GAAP revenue) which Management believes is useful to compare operating performance compared to prior periods and uses it in conjunction with GAAP measures to assess performance. Our calculation of Adjusted EBITDA may not be consistent with similarly titled measures of other companies and should be used in conjunction with GAAP measurements. Management also uses year-to-date free cash flow (operating cash flows less capital expenditures) to indicate the change in cash balances arising from operating activities, net of working capital needs and expenditures on fixed assets.

These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) In 2022, the loss on the investment in Persol Holdings represents the change in fair value up until the date of the sale of the investment on February 15, 2022 as well as the loss on the sale of the investment during the period presented and the related tax benefit. In 2021, the gain on the investment in Persol Holdings represents the change in fair value of the investment during the period presented and the related tax expense.

(2) In 2022, the loss on foreign currency matters includes a $20.4 million loss on currency translation resulting from the substantially complete liquidation of the Company's Japan entity, partially offset by a $5.5 million foreign exchange gain on the Japan entity's USD-denominated cash balance. The foreign exchange gain is included in other (income) expense, net in the EBITDA calculation.

(3) Gain on sale of assets in 2022 is related to the sale of under-utilized real property in the second quarter of 2022 and other real property sold in the first quarter of 2022.

(4) Loss on disposal in 2022 represents the write-off of the net assets of our Russian operations that were sold in the third quarter of 2022.

(5) Goodwill impairment charge in 2022 is the result of an interim impairment test the Company performed related to RocketPower due to a triggering event caused by changes in market conditions.

(6) Restructuring in 2021 represents adjustments to restructuring charges from 2020 relating to the severance costs and lease terminations for the new operating model adopted in the third quarter of 2020.